Exhibit 99.d





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C. 20549



December 3, 2002

Commissioners:

We have read the statements made by Millburn Ridgefield Corporation with respect to Millburn Global Opportunity Fund L.P. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 3, 2002. We agree with the statements concerning our Firm in such Form 8-K.



Very truly yours,


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York  10036